SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          LATIN AMERICAN CASINOS, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    -------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    -------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    -------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    -------------------------------------------------------------------------
    (5) Total fee paid:
    -------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:
Notes:

                          LATIN AMERICAN CASINOS, INC.




                                 NOTICE OF 2000
                                 ANNUAL MEETING
                               OF SHAREHOLDERS AND
                                 PROXY STATEMENT




--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!
                   PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Latin American Casinos, Inc.
(the "Company")


         NOTICE IS HEREBY GIVEN, that the annual meeting of the stockholders of the Company will be held at the Thunderbird Resort Hotel, 18401 Collins Avenue, Miami Beach, FL 33160 on Thursday June 29, 2000, at 10:00 AM local time, for the following purposes:

         1. To elect the Directors of the Company to serve for the ensuing year;

         2. To approve the engagement of Shubitz, Rosenbloom & Co., P.A. as the Company's independent accountants for the year 2000; and

         3. To transact such other and further business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on May 22, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available at the Company's office, 2000 NE 164th Street, North Miami Beach, FL 33162 during regular hours after May 28, 2000 for inspection by any stockholder for any purpose germane to this meeting.

         Please return the proxy enclosed with this Notice as soon as possible so that your shares can be voted at the 2000 Annual Meeting.

         Please be sure that your proxy is signed and dated; it cannot be voted without your signature.


         Jeffrey A. Felder

         /s/ JEFFREY A. FELDER

         President, Chief Executive Officer and Director
         By Order of The Board of Directors


                          LATIN AMERICAN CASINOS, INC.

May 25, 2000


Dear Stockholder:

         The annual meeting of the stockholders of Latin American Casinos, Inc. (the "Company") will be held at the Thunderbird Resort Hotel, 18401 Collins Avenue, Miami Beach, FL 33160 on Thursday, June 29, 2000 at 10:00 AM and will address the matters referred to in the enclosed Notice of Meeting.

         Your proxy is also enclosed. If you do not plan to attend the meeting, please review the enclosed material, make your decision and sign and return your proxy in the return envelope provided. If you do not plan to attend the meeting, send your proxy now will assure that your shares are voted. Be assured, that if you send in an executed proxy you may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person.

         The Board of Directors, as well as the executive officers of the Company looks forward to seeing you. We hope you will participate in your Annual Meeting, if not in person, then by proxy.

Sincerely,

/s/ JEFFREY A. FELDER

Jeffrey A. Felder
President, Chief Executive Officer and Director


                          LATIN AMERICAN CASINOS, INC.

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Latin American Casinos, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive office is 2000 NE 164th Street, North Miami Beach, FL 33162. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about May 25, 2000.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

         Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of items 2 in the Notice of Annual Meeting. A Stockholder who has given a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company a document revoking it, by submitting a proxy bearing a later date, or by attending the meeting and voting in person. Under Delaware law, abstentions are treated as present and entitled to vote. Brokers non-votes will not be included in vote totals and will have no effect on the outcome of the votes.

         The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company, who will receive no additional compensation, may solicit proxies by any appropriate means. The Company will reimburse custodians, nominees or other persons for their out-of -pocket expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

         YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                          RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on May 22, 2000 are entitled to vote at the meeting. On such record date the Company had outstanding and entitled to vote 3,300,000 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

         The following table sets forth certain information regarding shares of the Common Stock beneficially owned as of May 22, 2000, by (i) each person or group, known to the Company, who beneficially owns more than 5% of the Common Stock; (ii) each of the Company's directors; and (iii) all officers and directors as a group:

----------------------------------------- ----------------------- ------------------
                                             Number of Shares
                                          Beneficially Owned (1)
                        Name                                       Percent of Class
----------------------------------------- ----------------------- ------------------
Estate of Lloyd Lyons                                1,609612(2)         26.70%
C/O Wayne Pathman Esq.
Personal Representative
2 South Biscayne Tower, Suite 2400
Miami, FL 33131
----------------------------------------- ----------------------- ------------------
M.H. Meyerson & Co. Inc.                              796,101(3)         13.20%
525 Washington Boulevard
Jersey City, NJ 07503
----------------------------------------- ----------------------- ------------------
Geraldine Lyons                                        241024(4)         4.00%
C/O Latin American Casinos, Inc.
2000 NE 164th Street
North Miami Beach, FL  33162
----------------------------------------- ----------------------- ------------------
Angel Garcia                                           65,000(5)         1.10%
Mariscal Sucre 321 Miraflores
Lima, 18 Peru
----------------------------------------- ----------------------- ------------------
Kenneth Koock                                         265,250(6)         4.40%
525 Washington Boulevard
Jersey City, NJ 07503
----------------------------------------- ----------------------- ------------------
Jose A. Caballero                                       5,000(7)           0%
C/O Latin American Casinos, Inc.
2000 NE 164th Street
North Miami Beach, FL  33162
----------------------------------------- ----------------------- ------------------
Jeffrey A. Felder                                      40,092(8)           0%
C/O Latin American Casinos, Inc.
2000 NE 164th Street
North Miami Beach, FL  33162
----------------------------------------- ----------------------- ------------------
Dennis R. Barry                                         5,000(9)           0%
C/O Latin American Casinos, Inc.
2000 NE 164th Street
North Miami Beach, FL  33162
----------------------------------------- ----------------------- ------------------
All Executive Officers and Directors as a
group (10)                                               356,116         5.90%
----------------------------------------- ----------------------- ------------------

(1) To the Company's knowledge, all shares of Common Stock are owned beneficially, with sole voting and investment power, except as otherwise noted.

(2) Includes options to purchase 650,000 shares of Common Stock of the Company exercisable at $1.00 per share.

(3) Includes 530,195 of Common Stock purchase warrants, and 50,375 investment banker warrants exercisable at $1.06 per share.

(4) Includes options to purchase 75,000 shares of Common Stock of the Company exercisable at $1.00 per share and 41,024 shares of Common Stock held in trust for grandchildren.

(5) Includes options to purchase 65,000 shares of Common Stock of the Company exercisable at $1.00 per share.

(6)  Includes 100,750 investment banker warrants exercisable at $1.06 per share.

(7) Includes options to purchase 5,000 shares of Common Stock of the Company exercisable at $1.06 per share.

(8) Includes options to purchase 25,000 shares of Common Stock of the Company exercisable at $1.06 per share.

(9) Includes options to purchase 5,000 shares of Common Stock of the Company exercisable at $1.06 per share.

(10) Includes 140,000 options exercisable at $1.00; 35,000 options exercisable at $1.06.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

         Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified. In the event that any of the nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected.(1)

         The names of the nominees and certain other information about them is set forth below.

-----------------
(1) THE BOARD OF DIRECTORS HAS NO REASON TO BELIEVE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE OR THAT ANY VACANCY ON THE BOARD OF DIRECTORS WILL OCCUR.

Name               Age  Position
----               ---  --------

Jeffrey A. Felder  37   President, Chief Executive Officer and Director
Geraldine Lyons    60   Secretary, Chief Financial Officer and Director
Angel E. Garcia    37   President of Latin American Casinosof Peru, and Director
Jose A. Caballero  44   Director
Dennis R. Barry    46   Director

         Jeffrey A. Felder joined the company as President and Chief Operating Officer in 1992. He served in that capacity through June 1995. Mr. Felder rejoined the company in January of 1999 and was in charge of cigar operations. The Board of Directors elected Mr. Felder as President and Chief Executive Officer of the Company on an interim basis and as a director of the Company to serve the un-expired term of Donald D. Schiffour.

         Geraldine Lyons has been with the Company since it's inception in 1991 and has served as Corporate Secretary since 1991. The Board of Directors elected Mrs. Lyons as Chief Financial Officer of the Company on an interim basis and as a director of the Company to serve the un-expired term of Lloyd P. Lyons.

         Angel Garcia joined the Company in January 1995 and serves as President of Latin American Casinos Peru S.A. Mr. Garcia was the Marketing Manager of Slot Operations for one of the largest casinos in Lima, Peru before joining Latin American Casinos, Peru S.A. He was named to the Board of Directors of the Company in April 1995.

         Jose A. Caballero has served on the Board of Directors since April 1994. Mr. Caballero is the Vice President of Exfi International Corporation, an advertising and marketing agency that specializes in doing work for companies that plan to expand their business into Latin America. Mr. Caballero has been with Exfi International Corporation since 1987.

         Dennis R. Barry has been a member of the Board of Directors since June of 1999. Mr. Barry has been employed as a commercial mortgage broker and real estate salesman for the past 15 years. He was a Vice President with the Mortgage Corporation of America where he worked from 1997 to 1999.

COMPENSATION

         The following table sets forth all compensation paid or accrued during the three fiscal years ended December 31, 1999 by the Company for services rendered by the Chief Executive Officer of the Company.

=======================================================================================================================
                                   Annual Compensation                          Long Term Compensation
------------------- -------------------------------------------------- ------------------------------------------------
                                                                                Awards                   Payouts
------------------- ----------- ------------ ------------ ------------ ------------------------- ----------------------
       (a)             (b)          (c)          (d)          (e)          (f)          (g)         (h)         (i)
------------------- ----------- ------------ ------------ ------------ ------------- ----------- ---------- -----------
                                                             Other
                                                            Annual      Restricted                           All Other
     Name and                                               Compen-        Stock     Options/S     LTIP       Compen-
    Principal                     Salary        Bonus       sation        Awards        ARs       Payouts     sation
     Position          Year          $            $             $            $          (#)          $           $
------------------- ----------- ------------ ------------ ------------ ------------- ----------- ---------- -----------
Lloyd Lyons,           1999       348,000         -            -            -        650,0002        -           -
Chief Executive                                100,000     [42,000]         -         650,000        -           -
Officer                1998       300,000                      -            -         350,000        -           -
                       1997       275,000                                                -

Donald Schiffour,      1999       38,060(1)       -            -            -          85,000(2)     -           -
Chief Financial        1998       45,845          -            -            -          85,000        -           -
Officer                1997       44,980          -            -            -          75,000        -           -
=================== =========== ============ ============ ============ ============= =========== ========== ===========

-----------------
(1) An additional $2,595 was paid to the widow of Donald Schiffour as per his employment contract
(2)  Options which were re-priced from $2.50 Per share to $1.00 Per share

         Effective December 31, 1998, the Board of Directors, In lieu of giving a bonus to the Chief Executive Officer, re-priced options previously granted to him. The board similarly re-priced other options previously granted to key employees, as well as officers and directors. The Board of Directors considered re-pricing a better alternative to issuing new options at then current market prices, particularly in view of the fact that the 1994 Plan did not reserve a sufficient number of shares to accommodate such action.

The following table sets forth certain information as of December 31, 1999 concerning the value of unexercised options held by the Chief Executive Officer of the Company:

                          FISCAL YEAR-END OPTION VALUES

                    Number of Shares            Value of Un-exercised
                  Underlying Un-exercised        In-the-Money Options
                Options at December 31,1999     at December 31, 1999

      Name      Exercisable  Un-exercisable   Exercisable  Un-exercisable
--------------  -----------  --------------   -----------  --------------
  Lloyd Lyons     650,000          N/A            N/A            N/A


Employment Agreements

         In January 1997, the Company entered into a five-year employment agreement with the former Chief Executive Officer, which provides for an annual salary commencing January 1997 of $275,000 and increasing $25,000 per annum commencing January 1, 1998. Mr. Lyons salary pursuant to such contract was $ 348,000 for the year ending December 31, 1999.

         The Company entered into two-year employment contracts with Jeffrey A. Felder, CEO, Geraldine Lyons, CFO, and Angel Garcia, President of Latin American Operations on January 27, 2000, calling for salaries of $70,000, $50,000 and $43,000 respectively for the first year. The contracts call for a ten percent increase in salary during the second year of each contract.

         Other than the stock option plan described below, as of December 31, 1999, the Company does not have any contingent forms of remuneration, including any pension, retirement, stock appreciation, cash or stock bonus, or other compensation plan.

1994 STOCK OPTION PLAN

         In June 1994, the Board of Directors adopted the 1994 Stock Option Plan (the "Plan"). The maximum number of shares available for issuance under the Plan is 1,500,000 shares. The Plan terminates on June 13, 2004. The Plan is designed to provide additional incentives for Directors and officers and other key employees of the Company, to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons. The Board of Directors administers the Plan. The Plan authorizes the Board of Directors to grant key employees selected by it, incentive stock options and non-qualified stock options. The exercise price of shares of Common Stock subject to options qualifying, as incentive stock options must not be less than the fair market value of the Common Stock on the date of the grant. The exercise price of incentive options granted under the Plan to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company must be at least equal to 100% of the fair market value on the date of grant. Fair market value has been determined to be the closing sales price for the Company's Common Stock reported by NASDAQ. To date, 1,017,500 options have been issued under the Plan, but none have been exercised.

         The Board of Directors may amend the Plan at any time but may not, without shareholder approval, adopt any amendment, which would materially increase the benefits accruing to participants, or materially modify the eligibility requirements. The Company also may not, without shareholder approval, adopt any amendment, which would increase the maximum number of shares, which may be issued under the Plans, unless the increase results from a stock dividend, stock split or other change in the capital stock of the Company. In March 1999, the Board of Directors authorized an amendment to the Plan increasing the number of shares to be issued there under from 1,000,000 to 1,500,000. This amendment was submitted for shareholder approval at the 1999 Annual Meeting and was approved.

           Effective December 31, 1998 the Company ratified the re-pricing of 872,000 of employee stock options to $1.00 per share and simultaneously authorized the issuance of 85,000 options at an exercise price $1.00 per share

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent (10%) stockholders were complied with.

                      ADDITIONAL INFORMATION CONCERNING THE
                        BOARD OF DIRECTORS OF THE COMPANY

         During 1999, the Board of Directors took action by unanimous written consent on ten occasions; and held one meeting.

         Each director who is not an employee of the Company is paid a fee of $300 for each Board meeting attended. In addition, each such director is paid a fee of $300 for attendance at a meeting of a committee of the Board.

Audit Committee

         The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management and the independent accountants their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; hold regularly scheduled meetings, separately and jointly, with representatives of management and independent accountants to make inquiries into and discuss their activities; and review the overall activities of the Company's internal auditors. The audit committee did not hold any meetings during 1999.

         Messrs. Schiffour, Barry and Caballero served as members of the Audit Committee during 1999.

Compensation Committee

         The Compensation Committee develops and implements formal policies with respect to executive officer compensation in order to best link future compensation to the performance of the officer, as well as the overall performance of the Company. The Compensation Committee did not hold any meetings during 1999.

         Messrs. Lyons, Schiffour and Garcia served as members of the Compensation Committee during 1999.

The Board of Directors recommends a vote "FOR" election of all nominees.

                       APPROVAL OF INDEPENDENT ACCOUNTANTS
                           (ITEM 2 ON THE PROXY CARD)

         Action will be taken with respect to the approval of independent accountants for the Company for the calendar year 2000. the Board of directors has, subject to such approval, selected Shubitz, Rosenbloom & Co., P.A. ("Shubitz, Rosenbloom") of Miami, Florida to serve in this capacity. Shubitz, Rosenbloom will serve as the Company's principal accountants to audit the Company's financial statements.

         Representatives of Shubitz, Rosenbloom are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the proposal to approve the engagement of Shubitz, Rosenbloom & Co., P.A. as the Company's independent accountants.

                                 OTHER BUSINESS

         The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournment thereof, the person(s) named in the accompanying proxy will have discretionary authorization to vote all proxies in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of the security holders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company by no later than January 29, 2001.

                                  OTHER MATTERS

         The cost of soliciting proxies will be borne by the Company and will consist of primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone.

                                     GENERAL

         In order that all holders of Common Stock may be represented at the Annual Meeting, it is extremely important that proxies be returned promptly.

         PLEASE SIGN, DATE AND MAIL OR OTHERWISE DELIVER THE ENCLOSED PROXY. THE ACCOMPANYING ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


         Stockholders mailing or otherwise delivering their proxies who attend the meeting may, if desired, revoke their proxies and personally vote their shares by ballot at the meeting. Your cooperation in promptly returning your proxy will be appreciated and will help secure, at an early date, a quorum for our meeting.


By Order of the Board of Directors


Jeffrey A. Felder
President, Chief Executive Officer and Director

Miami, Florida
May 22, 2000

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual meeting of Stockholders
                          LATIN AMERICAN CASINOS, INC.

                                 June 29, 2000








                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

A [X]     Please mark your
          votes as in this
          example

                                        Nominees: Jeffery A. Felder
1. Election of       For   Withheld               Geraldine Lyons
   Directors         [ ]     [ ]                  Jose A. Caballero
                                                  Angel Garcia
   For except vote withheld from                  Dennis R. Barry
   the following nominee(s):



   -----------------------------

                                        For       Against        Abstain
2. Approval of Independent Accountants  [ ]         [ ]            [ ]

THIS PROXY WILL BE VOTED AS DIRECTED, OF IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE FOR ELECTION OF DIRECTORS FOR APPROVAL
OF INDEPENDEN5T ACCOUNTANTS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE
THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE OR MUTILATE.


Signature                                         Date
         -----------------------------------           --------------------


Signature of Held Jointly                         Date
                         --------------------          --------------------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS EACH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE FULL NAME AS SUCH.

--------------------------------------------------------------------------------

                Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

A [X]     Please mark your
          votes as in this
          example

                                        Nominees: Jeffery A. Felder
1. Election of       For   Withheld               Geraldine Lyons
   Directors         [ ]     [ ]                  Jose A. Caballero
                                                  Angel Garcia
   For except vote withheld from                  Dennis R. Barry
   the following nominee(s):



   -----------------------------

                                        For       Against        Abstain
2. Approval of Independent Accountants  [ ]         [ ]            [ ]

THIS PROXY WILL BE VOTED AS DIRECTED, OF IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE FOR ELECTION OF DIRECTORS FOR APPROVAL
OF INDEPENDEN5T ACCOUNTANTS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE
THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. DO NOT FOLD, STAPLE OR MUTILATE.


Signature                                         Date
         -----------------------------------           --------------------


Signature of Held Jointly                         Date
                         --------------------          --------------------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS EACH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE FULL NAME AS SUCH.

--------------------------------------------------------------------------------